Exhibit 10.2

SeraCare Life Sciences, Inc.

Registration Rights Agreement

June    , 2004

TO EACH OF THE PURCHASERS

NAMED ON THE SIGNATURE PAGES

HEREOF

Ladies and Gentlemen:

SeraCare Life Sciences, Inc., a California corporation (the “Company”), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Subscription Agreement (as defined herein) shares (the “Shares”) of its common stock, no par value (the “Common Stock”). As an inducement to the Purchasers to enter into the Subscription Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with each Purchaser as follows:

1. Definitions.

(a) Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Subscription Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

“Affiliate” of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in Orange County, California are authorized or obligated by law or executive order to close.

“Closing Date” has the meaning in the Subscription Agreement.

“Closing Price” as of any date means the closing price of one share of Common Stock as reported by the Nasdaq National Market (or, if not then listed on the Nasdaq National Market, then on the Nasdaq SmallCap Market or the OTCBB, as applicable) on such date.

“Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Common Stock” means the Company’s common stock, no par value per share.

“Delay Conditions” means (i) the Company is in possession of material non-public information the disclosure of which would have a material adverse effect on the business, financial condition or results of operations of the Company or (ii) the Board of Directors of the Company determines in good faith that as a result of the occurrence or existence of any pending corporate development with respect to the Company, a failure by the Company to cause (A) the Shelf Registration Statement ceasing to be effective, or (B) a Prospectus thereunder ceasing to be usable, as the case may be, would have a material adverse effect on the business, financial condition or results of operations of the Company. The Delay Conditions shall be deemed to no longer exist if (x) in the case of clause (i) above, the Board of Directors of the Company determines in good faith that the disclosure of such material information would not be prejudicial to or contrary to the interest of the Company and (y) in the case of clause (ii) above, the Board of Directors of the Company determines in good faith that such delay or cessation is no longer appropriate.

“Effectiveness Period” has the meaning assigned thereto in Section 2(c) hereof.

“Effective Time” means the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

“Electing Holder” has the meaning assigned thereto in Section 3(a) hereof.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Filing Deadline Date” means the 90th day immediately following the Closing Date.

“holder” means, when used with respect to any Security, the record holder of such Security.

“NASD Rules” means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire, substantially in the form of Exhibit A attached hereto, relating to the Securities.

“person” means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

“Purchasers” means the Purchasers named on the signature pages of the Subscription Agreement.

“Registrable Securities” means all or any portion of the Securities; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

“Restricted Security” means any Security except any such Security that (i) the resale of which has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) such that after such transfer the transferred securities are no longer “restricted securities” as such term is defined under Rule 144, or is transferable pursuant to paragraph (k) of Rule 144 (or any successor provision thereto) or (iii) has otherwise been transferred and a new Security not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

“Rules and Regulations” means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Security” shall mean a Share.

“Shelf Registration” means a registration effected pursuant to Section 2 hereof.

“Shelf Registration Statement” means a “shelf” registration statement filed under the Securities Act providing for the registration of the resale of, on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Subscription Agreement” means the Subscription Agreement, dated as of the date hereof, between the Company and the Purchasers.

“underwriter” means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

2. Shelf Registration.

(a) The Company shall, (1) use its reasonable best efforts to file with the Commission a Shelf Registration Statement covering to the offer and sale of the Registrable Securities by or on behalf of the Electing Holders on or prior to the Filing Deadline Date and (2) use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective promptly thereafter; provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus for resales of Registrable Securities unless such holder is an Electing Holder. The Shelf Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Shelf Registration Statement) the “Plan of Distribution” attached hereto as Annex A.

(b) If such Shelf Registration Statement covering the Registrable Securities is not filed with the Commission on or prior to the Filing Deadline Date, then, notwithstanding any other provision in this Agreement, the Company will make pro rata payments to each Purchaser, as liquidated damages and not as a penalty, in an amount per 30-day period equal to 1.0% (or pro rata portion thereof if the period is less than 30 days) of the aggregate amount paid by such Purchaser on the Closing Date to the Company for the Shares for the period from the Filing Deadline Date to the date on which such Shelf Registration Statement is filed. No such payments shall be payable in respect of any Securities that are not Registrable Securities. Such payments shall be made to each Purchaser in cash not later than three Business Days following the end of each 30-day period. Such payments shall constitute the holders’ exclusive remedy for such events.

(c) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus to be usable by holders for resales of Registrable Securities until the earlier of (A) the sale under the Shelf Registration Statement of all the Registrable Securities registered thereunder and (B) all of the Securities ceasing to be Restricted Securities (such period being referred to herein as the “Effectiveness Period”).

3. Registration Procedures. In connection with the Shelf Registration Statement, the following provisions shall apply:

(a) The Company shall mail the Notice and Questionnaire to the holders of Registrable Securities. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the Prospectus for resales of Registrable Securities at any time unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable

Securities shall have at least 10 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company. The term “Electing Holder” shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a) hereof.

(b) The Company shall, if requested by an Electing Holder, furnish to each Electing Holder, within a reasonable period of time prior to filing with the Commission, a copy of such Shelf Registration Statement, and shall furnish to such holders, within a reasonable period of time prior to the filing of any amendment or supplement to the Prospectus, a copy of such amendment or supplement and shall reflect in each such document when so filed with the Commission such comments as such holders reasonably may propose; provided, however, that the Company shall make the final decision as to the form and content of each such document and provided further that the Company may omit from the copy of the Shelf Registration Statement provided to each Electing Holder information which the Company believes would constitute material and non-public information.

(c) From the date hereof until the end of the Effectiveness Period, the Company shall (subject to Section 3(i) below) promptly take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus and any amendment or supplement thereto (and each report or other document incorporated by reference therein in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) each of the Prospectus and any amendment or supplement to the Prospectus does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) The Company shall promptly (but in any event no later than three Business Days after such occurrence) advise each Electing Holder, and shall confirm such advice in writing if so requested by any such holder (which notice shall to the extent deemed appropriate by the Company, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made):

(i) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

(ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

(iii) if changes in the Shelf Registration Statement or the Prospectus are required in order that the Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

(e) The Company shall use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

(f) The Company shall furnish to each requesting Electing Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, and, if such holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

(g) The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 3(d) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

(h) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall use its reasonable best efforts to either (I) cause such securities to be included for listing on the Nasdaq National Market or (II) (a) register or qualify the registration or qualification of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (b) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and (c) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (B) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

(i) Upon the occurrence of any fact or event contemplated by paragraph 3(d)(ii) above, the Company shall (subject to the next sentence) promptly prepare a post-effective amendment or supplement to the Shelf Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Electing Holders in accordance with clauses (i) through (iii) of paragraph 3(d) above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then each Electing Holder shall suspend the use of the Prospectus until (i) such Electing Holder has received copies of the supplemented or amended Prospectus contemplated by the preceding sentence or (ii) such Electing Holder is advised in writing by the Company that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Notwithstanding the foregoing, the Company may suspend the use of the Prospectus and shall not be required to amend or supplement the Shelf Registration Statement, any related Prospectus or any document incorporated by reference, for a reasonable period of time, but not to exceed an aggregate of 45 trading days in any 12-month period, if and so long as the Delay Conditions exist.

(j) The Company will use its reasonable best efforts to cause the Common Stock to be listed on the Nasdaq National Market or other stock exchange or trading system, if any, on which the Common Stock primarily trades on or prior to the Effective Time.

(k) Subject to this Agreement, the Company shall use its reasonable best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by it whether or not any Shelf Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Shelf Registration Statement. The fees and expenses referred to in the foregoing sentence shall include (i) all registration and filing fees with respect to filings required to be made with the National Association of Securities Dealers, Inc., (ii) fees and expenses incurred for compliance with securities or Blue Sky laws up to $5,000 for all holders of Registrable Securities, (iii) printing expenses (including without limitation expenses of printing certificates for Registrable Securities), (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company desires such insurance, and (vi) fees and expenses of all other persons retained by the Company. In addition, the Company shall pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Securities on the Nasdaq National Market. Notwithstanding the foregoing or anything in this Agreement to the contrary, each holder of the Registrable Securities being registered shall pay all commissions and underwriting discounts and commissions with respect to any Registrable Securities sold by it and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly).

5. Indemnification and Contribution.

(a) Indemnification by the Company.

(i) The Company shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an “Indemnified Person”) against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and

(ii) the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case under Section 5(a)(i) above or this Section 5(a)(ii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information relating to such Indemnified Person furnished to the Company by or on behalf of such Indemnified Person expressly for use therein; provided, further, however, that the foregoing indemnity agreement with respect to any Prospectus shall not inure to the benefit of any Indemnified Person who failed to deliver a final Prospectus or an amendment or supplement thereto (provided by the Company to the several Indemnified Persons in the requisite quantity and on a timely basis to permit proper delivery on or prior to the relevant transaction date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the final Prospectus or an amendment or supplement thereto.

(b) Indemnification by the Holders. Each Electing Holder agrees, as a consequence of the inclusion of any of such holder’s Registrable Securities in any Shelf Registration Statement, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign such Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to such holder furnished to the Company by or on behalf of such holder expressly for use therein and (ii) reimburse the Company and its directors and officers who sign such Shelf Registration Statement for any legal or other expenses reasonably incurred by the Company and such directors and officers in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) of this Section 5 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 5 unless the indemnifying party is materially prejudiced by the delay. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, which consent will not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

6. Miscellaneous.

(a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under this Agreement may result in material irreparable injury to the Purchasers or the holders of Registrable Securities for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Purchasers or any holder of Registrable Securities may obtain such relief as may be required to specifically enforce the Company’s obligations hereunder. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of a majority of the Registrable Securities held by Electing Holders (excluding Registrable Securities held by the Company or its Affiliates).

(c) Notices. All notices and other communications provided for or permitted hereunder shall be given as provided in the Subscription Agreement.

(d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(e) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning, construction or interpretation hereof.

(f) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to provisions relating to conflicts of law to the extent the application of the laws of another jurisdiction would be required thereby. If a Purchaser shall commence a proceeding against the Company, or if the Company shall commence a proceeding against a Purchaser, to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of California located in Orange County and the United States District Court for the Southern District of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES

HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(g) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

(h) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Please confirm by signing in the space provided below that the foregoing correctly sets forth the agreement between the Company and you.

Very truly yours,

SERACARE LIFE SCIENCES, INC.

By:
Name:
Title:
Date:	July 9, 2004

REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

Accepted and Agreed

Name (Print)

By:
Name:
Title:
Date:
Address:

Telephone:
Facsimile:

Annex A

Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	to cover short sales made after the date that this Registration Statement is declared effective by the Securities and Exchange Commission;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of Securities will be paid by the Selling Stockholder and/or the purchasers.

Each Selling Stockholder has represented and warranted to the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. The Company has advised each Selling Stockholder that it may not use shares registered on this Registration Statement to cover short sales of Common Stock prior to the date on which this Registration Statement shall have been declared effective by the Securities and Exchange Commission. If a Selling Stockholder uses this prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder promulgated, including without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under this Registration Statement.

The Selling Stockholders may only sell the Common Stock if such sales are made in satisfaction of the requirements for exemption from registration or qualification under the applicable laws of each applicable state. The Selling Stockholders may not offer or sell the Common Stock in any state where the offer or sale is not permitted. The Selling Stockholders will be responsible for compliance with any applicable state laws governing the resale of the Common Stock.

The Company is required to pay all fees and expenses incident to the registration of the shares, but the Company will not receive any proceeds from the sale of the Common Stock. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

EXHIBIT A

SeraCare Life Sciences, Inc.

Notice of Registration Statement

and

Selling Securityholder Questionnaire

(Date)

Reference is hereby made to the Registration Rights Agreement (the “Registration Rights Agreement”) between SeraCare Life Sciences, Inc. (the “Company”) and the Purchasers named therein. Pursuant to the Registration Rights Agreement, the Company intends to file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of shares of the Company’s common stock, no par value (the “Securities”). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein for receipt on or before [Insert Deadline for Response]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term “Registrable Securities” is defined in the Registration Rights Agreement to mean all or any portion of the Securities; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

The term “Restricted Security” is defined in the Registration Rights Agreement to mean any Security except any such Security that (i) the resale of which has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with

Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), or (iii) has otherwise been transferred and a new Security not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

ELECTION

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and the Registrable Securities listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including without limitation Section 5 of the Registration Rights Agreement as if the undersigned Selling Securityholder were an original party thereto.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

Certain capitalized terms used in this Questionnaire are defined in Appendix l attached hereto. Capitalized terms used in this Questionnaire but not defined in Appendix 1 have the meanings given to them in the accompanying letter.

(1)	(a) Full legal name of Selling Securityholder:

____________________________________________________________________________________

(i) Is such Selling Securityholder a:

[ ] Corporation [ ] General Partnership

[ ] Individual [ ] Limited Partnership

[ ] Other (please specify: )

(ii) In what state is such Selling Securityholder organized or domiciled?

___________________________________

(b) Full legal name of Registered Holder (if not the same as in (a) above) of Registrable Securities listed in Item (4) below:

__________________________________________________________________

(2)	Address for Notices to Selling Securityholder:

___________________________________

___________________________________

___________________________________

Telephone:	___________________________________

Fax:	___________________________________

Contact Person:	___________________________________

(3)	Beneficial Ownership of Securities by Another Entity or Individual:

(a) Is another entity or individual the Beneficial Owner of any Securities?

[ ] No (skip questions (b)-(e) below)

[ ] Yes (answer questions (b)-(e) below)

(b) What is the full legal name of such Beneficial Owner?

_____________________________________________________________

(c) Is such Beneficial Owner a:

[ ] Corporation [ ] General Partnership

[ ] Individual [ ] Limited Partnership

[ ] Other (please specify: )

(d) In what state is such Beneficial Owner organized or domiciled?

_____________________________________________________________

(e) Please provide the name, address and telephone number of a contact person for such Beneficial Owner.

____________________________________________________________
____________________________________________________________
____________________________________________________________
____________________________________________________________

(4)	Beneficial Ownership of Securities:

Except as set forth below in this Item (4), the undersigned is not a Beneficial Owner of any Securities.

(a) Number of Registrable Securities (as defined in the Registration Rights Agreement) Beneficially Owned: CUSIP No(s). of such Registrable Securities:

(b) Number of Securities other than Registrable Securities Beneficially Owned:

_____________________________________________________________

CUSIP No(s). of such other Securities:
______________________

(c) Number of Registrable Securities that the undersigned wishes to be included in the Shelf Registration Statement:

CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement: _____________________________________________________________

(5) Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its Affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other Material Relationship with the Company (or its predecessors or Affiliates) during the past three years.

State any exceptions here:

(6) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

____________________________________________________________________________

(7)	Broker-Dealer Status:

	(a)	Are you a broker-dealer?

Yes ☐ No ☐

	Note:	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

	(b)	Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

	(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

	Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M. The Selling Securityholder also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with the Registration Statement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act of 1933, as amended.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

The Selling Securityholder acknowledges that material misstatements and omissions of material facts in the Registration Statement and any amendments or supplement thereto may give rise to civil and criminal liabilities to the Company and to each officer and director of the Company signing the Registration Statement and to other persons signing such document. As a result, in accordance with the Selling Securityholder’s obligation under Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder shall be made in accordance with the Registration Rights Agreement as follows:

(i) to the Company:

SeraCare Life Sciences, Inc.

1935 Avenida del Oro, Suite F

Oceanside, CA 92056

Attention: President

(ii) with a copy to:

O’Melveny & Myers, LLP

114 Pacifica, Suite 100

Irvine, CA 92618-3318

Attention: Andor D. Terner, Esq.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

__________________________________________
Selling Securityholder

(Print/type full legal name of beneficial owner of Registrable Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY’S COUNSEL AT:

O’Melveny & Myers, LLP

610 Newport Center Drive, Suite 1700

Newport Beach, CA 92660

Attention: Megan Gess, Esq.

APPENDIX I

DEFINITIONS

For the purpose of this Questionnaire, the following definitions apply:

1. Affiliate. As used in Questions 1 - 6, a person is an “Affiliate” of a person if such person controls, is controlled by, or is under common control with, another person. Please assume that an “Affiliate” of the Company includes without limitation, any 5% stockholder of the Company (including any person who owns, controls, or holds or holds an option to acquire, and has the power to vote, 5% or more of the Company’s outstanding voting securities). “Control” is the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

As used in Question 7 of this Questionnaire, an “affiliate” of an NASD member has the following meaning:

(1) a company which controls, is controlled by or is under common control with a member;

(2) the term affiliate is presumed to include, but is not limited to, the following:

(a) a company will be presumed to control a member if the company beneficially owns 10% or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a member which is a partnership;

(b) a member will be presumed to control a company if the member and persons associated with the member beneficially own (i) 10% or more of the outstanding subordinated debt of a company, (ii) 10% or more of the outstanding voting securities of a company which is a corporation or (iii) a partnership interest in 10% or more of the distributable profits or losses of a company which is a partnership;

(c) a company will be presumed to be under common control with a member if:

(i) the same natural person or company controls both the member and company by beneficially owning 10% or more of the outstanding voting securities of a member or company which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of a member or company which is a partnership; or

(ii) a person having the power to direct or cause the direction of the management or policies of the member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question.

2. Beneficial Owner. A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power and/or investment power with respect to such security. Voting power includes “the power to vote, or to direct the voting, of such security” and investment power includes “the power to dispose, or to direct the disposition, of such security.”

A person is also a Beneficial Owner of a security if he has the right to acquire beneficial ownership of such security, at any time within sixty days, including but not limited to, any right to acquire through: (a) the exercise of an option, warrant or right, (b) the conversion of a convertible security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that if the acquisition of an option, warrant, right, convertible security or power described in (a), (b) or (c) is for the purpose of maintaining or obtaining control over the issuer of the security, the holder of the option, warrant, right, convertible security or power shall, immediately upon such acquisition and regardless of when it is exercisable, be deemed a beneficial owner of the underlying securities.

The possession of the legal power to vote and/or direct the disposition of securities, absent unusual circumstances, will be sufficient to confer beneficial ownership. Such power may be held directly, or indirectly, through one or more controlled entities.

3. Material Relationship. The term “material relationship” has not been defined by the Securities and Exchange Commission (the “SEC”). The SEC, however, is likely to construe as material any relationship which tends to impact arm’s length bargaining in dealings with a company, whether arising from a close business connection, family relationship, a relationship of control or otherwise. For example, you should conclude that you have such a relationship with any organization of which you own, directly or indirectly, 10% more of the outstanding voting stock, or in which you have some other substantial interest, and with any person or organization with whom you have, or with whom any relative (or any other person or organization as to which you have any of the foregoing other relationships) has, a contractual relationship.

4. Member. Rule 0120 of the NASD’s Rules of Fair Practice defines the term “member” to mean any individual, partnership, corporation or other legal entity admitted to membership in the NASD, and Article l of the NASD’s By-Laws defines the term “person associated with a member” to mean every sole proprietor, partner, officer, director, or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not such person is registered or exempt from registration with the NASD.

Exhibit B

Wire Transfer Instructions

Wells Fargo Bank

ABA # 121000248

Cr: Corporate Trust Clearing

A/C# 1038377

FFC: Power SeraCare Life/First Equity Cap Esc, A/C #16110200

Attn: Kimberly A. Vann, (213) 614-3352

Exhibit C

Form of Escrow Agreement

[Attached Hereto]

SERACARE LIFE SCIENCES, INC.

Registration Rights Agreement

List of Purchasers
1.	Marshall M. Becker
2.	Stanley S. Becker
3.	Murray Blitstein
4.	Anthony Cappiello
5.	Castlerigg Master Investments Ltd.
6.	Catalysis Partners, LLC
7.	Scott DeGhetto
8.	EL Equities, LLC
9.	Bernard R. Feingold
10.	Robert Graifman
11.	Michael Groveman
12.	Geoffrey M. Haar
13.	William M. Hitchcock
14.	Linda Jacobson
15.	James G. Kreissman
16.	Robert S. Krieger
17.	Joan B. Levine
18.	Kenneth R. Levine
19.	J.E. McConnaughy Jr.

List of Purchasers
20.	New Dimensions Trading Limited
21.	Provco Ventures I, LP
22.	Stager Partners LP
23.	The Lincoln Fund, L.P.
24.	Joshua Winkler